THIS DEBENTURE AND THE SHARES OF COMMON STOCK UNDERLYING THIS
                  DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR NOT REQUIRED.

                               IQ BIOMETRIX, INC.

                        10% SECURED CONVERTIBLE DEBENTURE
                                DUE APRIL 1, 2004


                                                       Not to Exceed $400,000.00


         FOR VALUE RECEIVED, IQ Biometrix, Inc., a Delaware corporation (the "Company"), promises to pay to the Persons listed on Exhibit A attached hereto , or their registered assigns (each a "Holder"; collectively, the "Holders"), the sum total listed in Exhibit A next to their names, not to exceed the aggregate amount of Four Hundred and No/100 Dollars ($400,000.00) in lawful money of the United States of America on or before the Maturity Date as defined herein, with all Interest thereon as defined and specified herein. Unless otherwise expressly stated herein, all Holders will rank equally with each other, and will be treated pari passu with regard to all rights under this Debenture.

         1.       Interest.

                  1.1 Interest. This Debenture shall bear interest ("Interest") at the rate of ten percent (10%) per annum from the Issue Date through the Maturity Date. The Company shall pay such Interest, at the Holders' election either in cash or shares of the Company's Common Stock on the Maturity Date; however, if the Company elects to redeem the Debenture prior to the Maturity Date, the Company shall pay the Interest due in the same manner upon redemption.

                  1.2 Origination Fee. The Company will also pay an origination fee (the "Origination Fee") on the Issue Date, and again on the ninety (90) day anniversary of the Issue Date, the one hundred-eighty (180) day anniversary of the Issue Date and the two hundred-seventy (270) day anniversary of the Issue Date, in the form of a warrant for shares of its Common Stock, $0.001 par value per share ("Common Stock"), equal to that number of shares equal to twenty percent (20%) of the then outstanding amount of principal plus Interest accrued on the Debenture, calculated based on the price of twenty cents ($0.20) per share. The warrant shall provide that Holder hereof shall be entitled to subscribe for and purchase the underlying shares of Common Stock at the price of twenty cents ($0.20) per share, subject to the provisions and upon the terms and conditions set forth in the Warrant in the form attached hereto as Exhibit B. No fractional shares of Common Stock will be issued in connection with the payment of the Origination Fee, but the Company shall pay for any such fractional shares in accordance with the terms of Section 3.7 hereof.

         2. Pre-Payments and Maturity Date. This Debenture shall be due and payable in full, including all accrued Interest thereon, on April 1, 2004 ("Maturity Date"). The Company may prepay all or part of this Debenture at any time after issuance without penalty. Any partial prepayments shall be applied first to outstanding interest, and then to outstanding principal.

         3.       Right to Purchase Additional Shares; Conversion Right.

                  3.1 Conversion Price. Upon Maturity (or, in the event of a prepayment in full prior to the Maturity Date, upon such pre-payment date), but no later than thirty (30) days thereafter, Holder, in his sole discretion, may elect to purchase additional shares of Common Stock or convert outstanding amounts under this Debenture into shares of Common Stock as follows:

                  (i) In the event the Company pays, on or before the Maturity Date, any amount equal to or greater than 75% of the outstanding principal and Interest due Holder under this Debenture, Holder may purchase that number of shares of Common Stock equal to the quotient of 25% of the principal loaned to the Company plus Interest under this Debenture divided by twenty cents ($0.20) per share (the "Conversion Price"). For example, if a Holder loaned the Company $200,000 under this Debenture, and the Company repaid the entire $200,000 plus Interest on the Maturity Date, then such Holder would have the right to purchase up to 275,000 shares of Common Stock ($220,000 * 25% = $55,000; and $55,000 /
$0.20 = 275,000).

                  (ii) In the event that the Company pays, on or before the Maturity Date, any amount less than 75% of outstanding principal and accrued Interest due Holder pursuant to this Debenture, Holder may convert any of the remaining unpaid principal and/or accrued Interest into Common Stock at the Conversion Price.

                  (iii) Holder may convert all (but not less than all) of the outstanding principal and interest at any time prior to the Maturity Date upon 10 days advanced written notice to Company.

                  3.2 Adjustment Based Upon Stock Dividends, or Combination of Shares. The Conversion Price shall be adjusted in the manner described in the remainder of this Section 3.2 if the outstanding shares of the Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Conversion Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

                  3.3 Adjustment Based Upon Merger, Consolidation or Recapitalization. In case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving entity and which does not result in any reclassification of or change in the outstanding Common Stock of the Company), or in case of any sale or conveyance to another person, firm, or corporation of the property of the Company as an entirety or substantially as an entirety, or in case of any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in Section 3.2 immediately above), the Holder shall have the right to convert this Debenture into the kind and amount of securities and property (including cash) receivable upon such consolidation, merger, sale, conveyance, reorganization or reclassification by a holder of the number of shares of Common Stock into which such Debenture might have been converted immediately prior thereto.

                  3.4 Exercise of Conversion Privilege. The conversion privilege provided for in this Section 3 shall be exercisable by the Holder by written notice to the Company or its successor and the surrender of this Debenture in exchange for the number of shares (or other securities and property, including cash, in the event of an adjustment of the Conversion Price) into which this Debenture is convertible based upon the Conversion Price. Conversion rights will expire at the close of business on the business day that is thirty (30) days after the latter of the Maturity Date or redemption date of this Debenture.

                 3.5 Corporate Status of Common Stock to be Issued. All Common Stock (or other securities in the event of an adjustment of the Conversion Price) which may be issued upon the conversion of this Debenture shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

                  3.6 Issuance of Certificate. Upon the conversion of this Debenture, the Company shall in due course issue to the Holder a certificate or certificates representing the number of shares of Common Stock (or other securities in the event of an adjustment of the Conversion Price) to which the conversion relates.

                  3.7 Fractional Shares. No fractional shares will be issued. In lieu thereof, the Company will pay cash in the amount of $0.20 for each fractional share that would otherwise have been issued.

         4. Status of Holder of Debenture. This Debenture shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company or to any rights whatsoever except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Debenture or the securities issuable upon the conversion hereof unless and until this Debenture shall be converted. Upon the conversion of this Debenture, the Holder shall, to the extent permitted by law, be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company shall then be closed or that the certificates representing such shares of Common Stock shall not then be actually delivered. Immediately upon the conversion of this Debenture, the rights of Holder under this Debenture shall cease except with regard to the right to receive the shares of Common Stock issuable upon conversion. As promptly as practicable after either the conversion or redemption of this Debenture, Holder shall surrender this Debenture marked "Cancelled."

         5. Reserve of Shares of Common Stock. The Company shall reserve out of its authorized shares of Common Stock (and other securities in the event of an adjustment of the Conversion Price) a number of shares sufficient to enable it to comply with its obligation to issue shares of Common Stock (and other securities in the event of an adjustment of the Conversion Price) upon the conversion of this Debenture.

         6. Registration Rights.

                  6.1 Registration of Common Stock. The Company is currently preparing form SB-2 for filing with the Securities and Exchange Commission. The shares of Common Stock issuable in connection with this Debenture (including the warrants) shall be included for registration in such filing. While acting in a commercially reasonable fashion, the Company shall promptly after the Issue Date, file such form for registration and use its commercially reasonable efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities
Act), of the Shares. The term "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder with the Securities and Exchange Commission, and the declaration or ordering of the effectiveness of such registration statement.

         6.2      Indemnification.

                  6.2.1 The Company shall protect, indemnify and hold the Holder, and its officers, directors, stockholders, attorneys, accountants, employees, Affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any material violation by the Company of any rule or regulation promulgated under Act applicable to the Company and relating to action or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable in the case of (i) and (ii) above if and to the extent that the event otherwise giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by a person otherwise entitled to indemnification in writing specifically for use in the Registration Statement or prospectus or information contained in a writing that has been expressly approved by a person otherwise entitled to indemnification.

                 6.2.2 The Holder shall protect, indemnify and hold the Company and its officers, directors, stockholders, attorneys, accountants, employees, Affiliates, successors and assigns, harmless from any and all demands, claims, actions, causes of actions, lawsuits, proceedings, investigations, judgments, losses, damages, injuries, liabilities, obligations, expenses and costs (including costs of litigation and attorneys' fees), arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference into the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any material violation by the Holder of any rule or regulation promulgated under the Act applicable to the Holder and relating to action or inaction by the Holder in connection with any such registration; provided, however, that the Holder shall be liable in the case of
(i) and (ii) above only if and to the extent that the event giving rise to indemnification arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Holder in writing specifically for use in the Registration Statement or prospectus or information contained in a writing that has been expressly approved by the Holder.

                  6.2.3 Promptly after receipt by an indemnified party under this Section 6.2 of notice of the threat or commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party hereunder, notify each such indemnifying party in writing thereof, but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to any indemnified party to the extent that the indemnifying party is not prejudice as a result thereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6.2.3 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so elected; provided, however, that, if the defendants in any such action include both an indemnified party and an indemnifying party and the related indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be believed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be subject to any liability for any settlement made without consent, which shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

         7. Security. This Debenture and is secured by a security interest granted pursuant to that certain Security Agreement between the Company and the Holder. Reference is made to the Security Agreement for a description of the additional terms and conditions upon which this Debenture was issued, the rights, limitations of rights, obligations and duties of the Company and the Holder all of which are incorporated herein by reference.

         8. Default. The Company shall perform its obligations and covenants hereunder and in each and every other agreement between the Company and Holder pertaining to the indebtedness evidenced hereby. The following provisions shall apply upon failure of the Company so to perform.

                  8.1 Event of Default. Any of the following events shall constitute an "Event of Default" hereunder:

                  8.1.1 Failure by the Company to timely convert outstanding principal into Common Stock, or to pay principal, or premium, if any, of any of the Debentures when due and payable on the Maturity Date;

                  8.1.2 Failure of the Company to timely convert outstanding Interest into Common Stock, or to pay Interest when due and payable on the Maturity Date; or

                  8.1.3 Failure of the Company to perform any of the covenants, conditions, provisions or agreements contained herein, or in any other agreement between the Company and Holder pertaining to the indebtedness evidenced hereby, which failure continues for a period of thirty (30) days after written notice of default has been given to the Company by a Majority in Interest of the Holders; provided, however, that if the nature of the Company's obligation is such that more than thirty (30) days are required for performance, then an Event of Default shall not occur if the Company commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion; or

                           8.1.4    The  entry of an order  for  relief  under
Federal  Bankruptcy  Code as to the
Company or entry of any order appointing a receiver or trustee for the Company or approving a petition in reorganization or other similar relief under bankruptcy or similar laws in the United States of America or any other competent jurisdiction, and if such order, if involuntary, is not satisfied or withdrawn within sixty (60) days after entry thereof; or the filing of a petition by the Company seeking any of the foregoing, or consenting thereto; or the filing of a petition to take advantage of any debtor's act; or making a general assignment for the benefit of creditors; or admitting in writing inability to pay debts as they mature.

         8.2 Acceleration. Upon any Event of Default (in addition to any other rights or remedies provided for under this Debenture), at the option of a Majority in Interest of the Holders then outstanding, all sums evidenced hereby, including all principal, premium, if any, accrued but unpaid Interest, fees and all other amounts due hereunder, including the Origination Fee, shall become immediately due and payable. If an Event of Default in the payment of principal or Interest should occur and be continuing with respect to the Debenture, any one or more holders of the Debentures then outstanding may declare the principal of the Debentures to be immediately due and payable. In the Event of a Default due to a breach of any other covenant or term, Holders representing twenty-five percent (25%) of the principal amount of the Debentures may take action to accelerate the Debentures. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company or any Subsidiary occurs and is continuing, the principal of and premium, if any, and accrued Interest on all the Debentures will become and be immediately due and payable without any declaration or other act on the part of any Holders of the Debentures. Under certain circumstances, the Holders of a Majority in Interest may rescind any such acceleration with respect to the Debentures and its consequences.

         8.3 Notice by Company. Upon the happening of any Event of Default specified in this paragraph that is not cured within the respective periods prescribed above, the Company will give prompt written notice thereof to the Holder of this Debenture.

         8.4 No Waiver. Failure of the Holder to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, or in the event of continuance of any existing Event of Default after demand or performance thereof.

         8.5 Pursuit of any Remedy. Except for an Event of Default under Sections 8.1.1 or 8.1.2 hereunder, no Holder of a Debenture may pursue any remedy under the Debentures unless (i) the Company shall have received written notice of a continuing Event of Default from the Holder and (ii) the Company shall have received a request from a Majority in Interest of the Holders to pursue such remedy. A Majority in Interest of the Holders have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Holders under the Debentures.

         9. Investment Intent, Restrictions on Assignment, Assignment, Transfer or Loss of the Debenture.

         9.1      Investment Representations.

                  9.1.1 The Holder, by acceptance of this Debenture, represents that this Debenture and any shares of Common Stock issuable upon conversion of this Debenture are being and will be acquired for the Holder's own account for investment and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable securities laws, and that the Holder has no present intention of distributing or reselling this Debenture or any such shares of Common Stock. The Holder, by acceptance of this Debenture, further represents that it has not offered or sold this Debenture, or any shares of Common Stock into which this Debenture is convertible, directly or indirectly to any other person, and that the Holder is not acquiring this Debenture or any such Common Stock for the account of any other person. Certificates evidencing shares of Common Stock issuable upon conversion of this Debenture shall bear the following legend:


                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF IN VIOLATION OF APPLICABLE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                  9.1.2 Until the shares issued hereunder are registered, no Holder of this Debenture may assign, transfer, hypothecate or sell all or any part of this Debenture (or any of the shares of Common Stock issuable upon conversion of this Debenture) or in any way alienate or encumber the Debenture (or any of the shares of Common Stock issuable upon conversion of this Debenture) without the express prior written consent of the Company, the granting of which may be withheld in the Company's sole discretion. Any attempt to effect such transfer without the consent of the Company shall be null and void. Notwithstanding the Company's obligation to register the shares under
Section 6.1, as of the Issue Date, the Company has not registered this Debenture (or any of the shares of Common Stock issuable upon conversion of this Debenture) under the Act or the applicable securities laws of any state in reliance on exemptions from registration. Such exemptions depend upon the investment intent of the Holder at the time he acquires his Debenture or such shares of Common Stock. Each Holder has acquired his Debenture (and will acquire the shares of Common Stock issuable upon conversion of this Debenture) for his own account for investment purposes only and not with a view toward distribution or resale of such Debenture or such shares within the meaning of the Act and the applicable securities laws of any state. Until the shares issued hereunder are registered, the Company may require the Holder to provide, at his expense, an opinion of counsel satisfactory to the Company to the effect that any proposed transfer or other assignment of the Debenture (or any of the shares of Common Stock issuable upon conversion of this Debenture) will not result in a violation of the applicable federal or state securities laws or any other applicable federal or state laws or regulations.

         9.2 Expenses. All expenses, including reasonable legal fees incurred by the Company in connection with any permitted transfer, assignment or pledge of this Debenture will be paid by the Holder requesting such transfer, assignment or pledge. Company shall pay Forte Capital's legal expenses related to the review of this Agreement, any related agreements and the filing of the UCC-1, up to $5,000.00.

         9.3 Loss, Theft or Mutilation of Debenture. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Debenture and, in the case of any such loss, theft or destruction of any Debenture, upon delivery of an indemnity bond in such reasonable amount as the Company may determine (or, in the case of any Debenture held by the original Debenture-holder, of an indemnity agreement reasonably satisfactory to the Company), or, in the case of any such mutilation, upon the surrender of such Debenture to the Company at its principal office for cancellation, the Company, at the expense of the Holder requesting such replacement Debenture, will execute and deliver, in lieu thereof, a new Debenture of like tenor, dated the date to which interest hereunder shall have been paid on such lost, stolen, destroyed or mutilated Debenture.

         9.4 Exchange. Subject to Subparagraphs 9.1 above and 9.5 below, the Holder may, at his option, either in person or by duly authorized attorney, surrender this Debenture for registration of transfer at the principal office of the Company and, upon payment of any expenses associated with the transfer, receive in exchange therefor a Debenture or Debentures, dated as of the date to which interest has been paid on the Debenture so surrendered, each in the principal amount of $50,000 or any multiple thereof, for the same aggregate unpaid principal amount as the Debenture so surrendered and registered as payable to such person or persons as may be designated by the Holder. Every Debenture surrendered for registration of transfer shall be duly endorsed or shall be accompanied by a written instrument of transfer duly executed by the Holder or his attorney duly authorized in writing. Every Debenture, so made and delivered by the Company in exchange for any Debenture surrendered, shall in all other respects be in the same form and have the same terms as the Debenture surrendered. No transfer of any Debenture shall be valid unless made in such manner at the principal office of the Company.

         9.5 Ownership. The Company may treat the person in whose name this Debenture is registered as the owner and Holder of this Debenture for the purpose of receiving payment of all principal of and all Interest on this Debenture, and for all other purposes whatsoever, whether or not such Debenture shall be overdue and, except for transfers effected in accordance with this subparagraph, the Company shall not be affected by notice to the contrary.

         10. Modifications and Amendments. Modifications and amendments to the Debentures may be made by the Company only with the consent of a Majority in Interest of the Debentures then outstanding; provided, that no such modification or amendment may, without the consent of the holder of each Debenture then outstanding affected thereby, (i) reduce the percentage of principal amount of Debentures whose holders may consent to an amendment, supplement or waiver; (ii) reduce the rate or change the time for payment of Interest, including default interest, on any Debenture; (iii) reduce the principal amount of any Debenture or change the Maturity Date of the Debentures; or (iv) reduce the redemption price, including premium, if any, payable upon redemption of any Debenture or change the time at which any Debenture may or shall be redeemed; (v) reduce the repurchase price, including premium, if any, payable upon the repurchase of any Debenture or change the time at which any Debenture may or shall be repurchase;
(vi) make any Debenture payable in money other than that stated in the Debenture; (vii) impair the right to institute suit for the enforcement of any payment of principal of, or premium, if any, or interest on, any Debenture;
(viii) make any change in the percentage of principal amount of Debentures necessary to waive compliance with certain provisions of the Debenture; (ix) change the warrant coverage, or (x) waive a continuing Default or Event of Default in the payment of principal of, premium, if any, or interest on the Debentures. Provided that the Company provides written notice to the Holders, certain modifications and amendments of the Debentures may be made by the Company without the consent of any Holders of Debentures in certain limited circumstances, including (a) to provide for the assumption of the obligations of the Company under the Debentures upon the merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company and (b) to make any change that does not adversely affect the rights of any holder of Debentures. The Debentures provide that the Holders of a Majority in Interest of the Debentures may waive any past default under the Debentures, except a default in the payment of principal, premium, if any, or interest.

         11. Notices. All notices provided for herein shall be validly given if in writing and delivered personally or sent by certified mail, postage prepaid, (in the case of the Company) to the office of the Company or such other address as the Company may from time to time designate in writing sent by certified mail, postage prepaid, or (in the case of the Holder) to the Holder at his address set forth below or such other address as the Holder may from time to time designate in writing to the Company by certified mail, postage prepaid.

          12. Binding Effect. This Debenture shall be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and permitted assigns.

           13. Collection Fees. Except as otherwise provided herein, the Company shall pay all costs of collection, including reasonable attorneys' fees and all costs of suit and preparation for such suit (and whether at trial or appellate level), in the event the unpaid principal amount of this Debenture, or any payment of Interest is not paid when due, or in the event Holder is made party to any litigation because of the existence of the Indebtedness evidenced by this Debenture, or if at any time Holder should incur any attorneys' fees in any proceeding under the Federal Bankruptcy Code (or other similar laws for the protection of debtors generally) in order to collect any Indebtedness hereunder or to preserve, protect or realize upon any security for, or guarantee or surety of, such Indebtedness whether suit be brought or not, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction, or through a bankruptcy court or other legal proceedings.

          14. Construction. This Debenture shall be governed as to its validity, interpretation, construction, effect and in all other respects by and in accordance with the laws and interpretations thereof of the State of California. Unless the context otherwise requires, the use of terms in singular and masculine form shall include in all instances singular and plural number and masculine, feminine and neuter gender.

         15. Severability. In the event any one or more of the provisions contained in this Debenture or any future amendment hereto shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Debenture or such other agreement, and in lieu of each such invalid, illegal or unenforceable provision there shall be added automatically as a part of this Debenture a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

         16.      Definitions.

                  16.1 "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 16.2 "Board of Directors" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person duly authorized to act on behalf of the Board of Directors of such Person.

                  16.3     "Holder" means any Person listed on Exhibit A.

                  16.4 "Issue Date" means the date on which the Debentures a re first issued.

                  16.5     "Maturity Date" means April 1, 2004.

                  16.6 "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  16.7 A "subsidiary" of any Person means (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, (ii) a partnership in which such Person or a subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its subsidiary is entitled to receive more than fifty percent (50%) of the assets of such partnership upon its dissolution, or (iii) any other Person (other than a corporation or partnership) in which such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or
(y) the power to elect or direct the election of a majority of directors or other governing body of such Person.

                  16.8     "Subsidiary" means any subsidiary of the Company.

                  16.9 "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof, whether at all times or only so long as no senior class of stock has voting power by reason of any contingency, to vote in the election of members of the Board of Directors or other governing body of such Person.

         17. Miscellaneous. Except as otherwise provided herein, the Company waives demand, diligence, presentment for payment and protest, notice of extension, dishonor, maturity and protest. Time is of the essence with respect to the performance of each and every covenant, condition, term and provision hereof.

         18. Right of Refusal. The Company reserves the right, in its sole discretion, to accept or reject any subscription in whole or in part to this debenture.

         19. Right of First Refusal. In the event that the Company elects to accept additional investments pursuant to this debenture up to the aggregate amount of Three Hundred and Fifty Thousand and No/100 Dollars ($350,000.00), the opportunity to make such investment shall first be offered to Forte Capital according to the following procedure: Company shall deliver written notice of its desire to accept additional funding under this debenture (an "Additional Funds Notice") to Forte Capital at least 15 days in advance of the desired funding. Forte Capital shall respond in writing (an "Exercise Notice") within 5 days of receipt of the Additional Funds Notice that it intends to exercise its rights under this Section. Failure to respond within the prescribed period shall be deemed an affirmative acknowledgement by Forte Capital that it does not desire to exercise its rights under this Section. In the event that Forte Capital does elect to exercise its rights under this Section, the Exercise Notice shall specify the amount Forte intends to fund. Such funds shall be delivered to Company in immediately available funds within 15 days of the date of Forte Capital's receipt of the Additional Funds Notice unless agreed otherwise between the Company and Forte Capital .

            [The Remainder of this Page is Left Intentionally Blank]

                          [Signature Page to Debenture]





                  IN WITNESS WHEREOF, this Debenture has been issued on the ____ day of ____________________, 2003.

                                   IQ BIOMETRIX, INC.

                                   By
                                   ---------------------------------------------
                                   William Scigliano, Chief Executive Officer

                                   Date: April ____, 2003
Name and Mailing Address of Holder:

==============================
==============================

                                    EXHIBIT A

                              Holders of Debentures



    Name               Address            Debenture Amount          Date
    ----               -------            ----------------          ----
 Elisa Micek     3302 North 216th Street       $50,000.00        March 15, 2003
                 Elkhorn Nebraska
                 68022
 Forte Capital   4 Embarcadero Center, Suite   $100,000.00       April 2, 2003
 Partners, LLC   1590 San Francisco, CA  94111
                 Tel: 650.888.8336
                 Fax: 415.288.0532

 Forte Capital   4 Embarcadero Center, Suite   $100,000.00       April 16, 2003
 Partners, LLC   1590 San Francisco, CA  94111
                 Tel: 650.888.8336
                 Fax: 415.288.0532

 Elisa Micek     3302 North 216th Street        $50,000.00       April 18, 2003
                 Elkhorn Nebraska
                 68022
 Forte Capital   4 Embarcadero Center, Suite    $42,000.00       April 22, 2003
 Partners, LLC   1590 San Francisco, CA  94111
                 Tel: 650.888.8336
                 Fax: 415.288.0532

 Forte Capital   4 Embarcadero Center,          $58              May 23, 2003
 Partners, LLC   1590 San Francisco, CA  94111
                 Tel: 650.888.8336
                 Fax: 415.288.0532

                                    EXHIBIT B

                            Form of Warrant Agreement